UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2019 (January 22, 2019)

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

300 First Stamford Place, 5th Floor Stamford, CT 06902
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code):(203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD Disclosure.

On January 22, 2019, Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (the "Company"), announced that Eagle Bulk Ultraco LLC, a wholly-owned subsidiary of the Company, has received a loan commitment from a consortium of banks for a new five year senior secured facility (the “Facility”) totaling approximately USD 208 million, bearing an interest rate of LIBOR plus 2.50% and maturing in 2024.

The Facility will include a term loan equating to approximately USD 153 million and a revolving credit facility of USD 55 million and will be used to refinance the existing debt of Eagle Bulk Ultraco LLC and Eagle Shipping LLC (the “Refinanced Debt”), as well as for general corporate purposes, including capital expenditures relating to the installation of exhaust gas cleaning systems, or scrubbers. Upon the closing of the transaction and the repayment in full of the Refinanced Debt, the Company expects to achieve approximately USD 65 million of incremental liquidity.

Financing for the Facility will be provided by ABN AMRO, Credit Agricole Corporate and Investment Bank, Skandinaviska Enskilda Banken AB, DNB Bank ASA, Danish Ship Finance, and Nordea. The Facility is expected to close by the end of this month, subject to the negotiation and execution of customary definitive documentation and satisfaction of certain closing conditions. The Facility may be increased by up to an additional USD 60 million for the acquisition of additional vessels, subject to certain conditions.

A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in this Item 7.01 or the exhibit attached hereto.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press release, issued by Eagle Bulk Shipping Inc., dated January 22, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: January 22, 2019	By:	/s/ Frank De Costanzo
	Name:	Frank De Costanzo
	Title:	Chief Financial Officer